Bullish Business Update 0 Exhibit 99.2

The information provided in this presentation pertaining to the proposed business combination (the “Business Combination”) between Far Peak Acquisition Corporation (“FPAC”) and Bullish Global (together with its subsidiaries, “Bullish”) is for informational purposes only to assist interested parties in making their own evaluation and is not an offer to sell or a solicitation of a proxy, consent or authorization or of an offer to buy with respect to any securities, options, futures or other derivatives related to or in respect of the proposed Business Combination in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell such securities. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. No legally binding obligations will be created, implied, or inferred from this presentation or the information contained herein. The product outlined in this presentation is still under development. The features of the final product may be different, and nothing should be construed as a commitment by Bullish. Important Information While the information in this presentation is believed to be accurate, FPAC, Bullish and their respective agents, advisors, directors, officers, employees and shareholders make no representation or warranties, expressed or implied, as to the accuracy, completeness or reliability of such information. Neither FPAC, Bullish, nor any of their respective affiliates, agents, advisors, directors, officers, employees and shareholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this presentation by you or any of your representatives or for omissions from the information in this presentation. We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide you with access to the amended information or to notify you thereof. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions. The presentation is not directed to any person in any jurisdiction where (by reason of that person’s nationality, residence or otherwise) the publication or availability of the presentation is prohibited. Persons in respect of whom such prohibitions apply must not access the presentation. Forward-Looking Statements Certain information in this presentation and oral statements made in any meeting are forward-looking and relate to Bullish and its anticipated financial position, business strategy, events and courses of action. Words or phrases such as "anticipate", "objective", "may", "will", "might", "should", "could", "can", "intend", "expect", "believe", "estimate", "predict", "potential", "plan", "is designed to" or similar expressions suggest future outcomes. Without limiting the generality of the foregoing, the forward-looking statements in this presentation include a model of annual revenues and EBITDA for Bullish under various stated operational assumptions (referred to as the “Illustrative Model”). Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, level of activity, performance or achievements and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. By their nature, forward-looking statements, including the Illustrative Model, involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts and other forward-looking information will not occur, which may cause Bullish’s actual performance and financial results in future periods to differ materially from any estimates of future performance, illustrations of performance results or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against FPAC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FPAC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Bullish as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination; the other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Registration Statement referred to below, and in FPACs Annual Report on Form 10-K for its fiscal year ended September 30, 2021, as filed on December 17, 2021 and the risks described below under “Certain Risks Applicable to Bullish.” Readers are cautioned that this list of factors should not be construed as exhaustive. The forward-looking statements, including the Illustrative Model, contained in this presentation are expressly qualified by this cautionary statement. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on forward-looking statements. Disclaimer and Risk Factors Bullish Business Update 0

Use of Non-IFRS Financial Matters This presentation, including the Illustrative Model, includes certain financial measures not presented in accordance with International Financial Reporting Standards ("IFRS") with respect to Bullish’s expected future performance and other metrics derived therefrom. These non-IFRS financial measures are not measures of financial performance in accordance with IFRS, they are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with IFRS and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as on alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. Not all of the information necessary for a quantitative reconciliation of these non-IFRS financial measures to the most directly comparable IFRS financial measures is available without unreasonable efforts at this time. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Bullish believes these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends. Bullish’s management uses these forward-looking non-IFRS measures to evaluate Bullish’s projected financial and operating performance. These non-IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments about which expense and income are excluded or included in determining these non-IFRS financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these illustrative measures, together with some of the excluded information not being ascertainable or accessible, Bullish is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. For example, other companies may calculate non-IFRS measures differently or may use other measures to calculate their financial performance, and therefore Bullish’s non-IFRS measures may not be directly comparable to similarly titled measures of other companies. Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward-looking non-IFRS financial measures is included. Use of Projections The Illustrative Model and financial and operating forecasts and projections contained herein represent certain estimates of Bullish as of the date thereof and include financial scenarios with respect to Bullish's prospective financial scenarios and projected financial numbers, including annualized monthly trading revenue. Independent auditors have not audited, reviewed, compiled or performed any procedures with respect to such financial scenarios, forecasts or projections for the purpose of their inclusion in this presentation, and accordingly, cannot express on opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These scenarios should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the Illustrative Model and financial and operating forecasts and projections contained herein are inherently uncertain and are subject to wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective scenarios, forecasts or projections contained herein are indicative of the future performance, operations or financial condition of Bullish or that actual results will not differ materially from those presented in this presentation. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary materially from the projected results. Inclusion of the Illustrative Model and prospective financial information in this presentation should not be regarded as a representation by any person that the results contained therein are indicative of future results or will be achieved. Where to Find Certain Important Information In connection with the proposed Business Combination, Bullish, the intended successor public entity has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 containing a preliminary proxy statement and a preliminary prospectus (the “Registration Statement”), and after the Registration Statement is declared effective, FPAC will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. FPAC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about FPAC, Bullish and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of FPAC as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Far Peak Acquisition Corporation, 511 6th Ave #7342, New York, NY 10011. Participants in the Solicitation FPAC, Bullish and their respective directors and executive officers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of FPAC, and other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their interests is set forth in the proxy statement/prospectus included in the Registration Statement, as filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Non- Offer or Solicitation This communication is for informational purpose only and not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Bullish or FPAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. Disclaimer and Risk Factors Bullish Business Update 0

Certain Risks Applicable to Bullish Bullish is subject to a broad spectrum of risks and uncertainties that may lead to actual events, results or performance to differ materially from what is represented in this presentation. Key risk factors include: Risks related to the timing and likelihood of completing the transaction due to closing conditions not being satisfied or failure to obtain the necessary approvals i.e. shareholders or regulators. As an early-stage company entering a highly competitive market with a limited operating history, the operations of Bullish are nascent, unproven and subject to material legal, regulatory, operational, reputational, tax and other risks. If Bullish fails to attract customers, its business, operating results and financial condition may be significantly harmed. The future development and growth of crypto assets is subject to a variety of factors that are difficult to predict and evaluate. If crypto assets do not grow as Bullish expects, Bullish’s business, operating results and financial condition could be adversely affected. The assets and revenues of Bullish are substantially correlated to the prices and volatility of crypto assets. If such price declines, Bullish’s business, operating results, and financial condition would be adversely affected. Bullish’s business may require regulatory licenses and qualifications that Bullish does not currently have and that may be costly and time-consuming to obtain and, even if obtained, may subsequently be revoked. Bullish considers many factors in determining in which markets to offer services, and financial penalties and regulatory censure may be among the risks relating to any particular market. Bullish relies heavily on the use of innovative technology to service its business, however it may not be successful in developing and deploying the necessary technology. Cyberattacks and security breaches of Bullish’s platform, or those impacting Bullish’s customers or third parties, could adversely impact Bullish’s brand and reputation and its business, operating results and financial condition. Bullish’s failure to safeguard and manage its customers’ fiat currencies and crypto assets could adversely impact its business, operating results and financial condition. The loss or destruction of private keys required to access any crypto assets held in custody for Bullish’s own account or for its customers may be irreversible. If Bullish is unable to access its private keys or if Bullish experiences a hack or other data loss relating to its ability to access any crypto assets, it could cause regulatory scrutiny, reputational harm, and other losses. Legal, regulatory and accounting rules, standards and practices relating to cryptocurrencies and Bullish products are uncertain and still developing. Changes and developments in these or a failure to properly characterize or assess accounting treatment may adversely affect our business, operating results, and financial condition and may, in some cases, lead to licensing requirements, regulatory scrutiny, investigations, fines, restatements, and other penalties. Bullish’s business will rely on Block.one and other third-party vendors and service providers for material aspects of its operations, requiring entering appropriate contracting arrangements. Accounting and tax treatment of Bullish activities in different jurisdictions may change or be uncertain. If such accounting and tax treatment changes or such activities are not properly characterized for accounting or tax purposes, Bullish’s financial position and performance could be adversely affected. Industry data, projections and estimates contained in this presentation are inherently uncertain, subject to interpretation and may not have been independently verified. Bullish’s business requires a significant deployment of compliance programs and internal controls directed at dealing with extensive regulatory obligations. Such programs and controls are in general still developing in the crypto industry and if Bullish’s programs and controls are not effective or a regulator considers them insufficient the consequences may include reputational harm, regulatory enforcement action and affect Bullish’s ability to conduct business. The foregoing summarizes certain of the general risks related to the business of Bullish, and such list is not exhaustive. The foregoing list has been prepared solely for purpose of assisting interested parties in making their own evaluation with respect to the Business Combination and not for any other purpose. You should carefully consider these risks and uncertainties together with the other available information and should carry out your own diligence and consult with your own financial and legal advisors. A more expansive description of the key risk factors is included in the Registration Statement and in subsequent filings with the SEC, and such risk factors will be more extensive than, and may differ significantly from, the above summary. Disclaimer and Risk Factors Bullish Business Update 0

In July 2021, Bullish announced its intention to go public on the NYSE pursuant to a Business Combination with Far Peak, as well as other future milestones: 3,300+ retail and institutional traders participated globally Launch an invite-only private pilot for institutional and retail traders 01 DONE JUL 2021 Fully regulated exchange under the GFSC, available to users in 40+ jurisdictions Receive license under the Gibraltar Financial Services Commission (GFSC) Distributed Ledger Technology Framework 02 DONE NOV 2021 Inaugural batch of institutions including Virtu Financial and Amber Group Soft Launch with select institutional clients in available jurisdictions 03 DONE NOV 2021 $3B+ of fiat and digital assets contributed by Bullish Treasury into the Bullish Liquidity Pool since launch Use Bullish balance sheet assets to hydrate proprietary liquidity pools 04 DONE NOV 2021 $10B+ total trading volume achieved since launch Full Launch with Bullish liquidity institutional and retail clients in available jurisdictions 05 DONE DEC 2021 In process, anticipated to close in the second quarter of 2022 Complete Far Peak / Bullish business combination 06 Q2 2022 Building a track record of execution Bullish Business Update 0

Monthly average daily volume (ADV) by pair (US$m) Annualized monthly trading revenue by pair (US$m) Note: Annualized monthly trading revenue represents transaction revenue (excluding margin and miscellaneous fees) generated during the period annualized daily and does not includes changes to fair value of the digital asset market prices. Financial statement presentation under IFRS may differ. Bullish Exchange volumes and revenue growth Bullish Business Update 0

Bullish Business Update

Bullish Exchange BTC/USD volumes

Bullish Exchange already a significant player in the BTC / USD trading pair with **meaningful room to grow**

February 2022 BTC/USD Spot Volumes (US$m)


$50,000
$20,000
$15,000
$10,000
$5,000
$0
$1,447
$2,177
$3,555
$4,696
$13,834
$17,958
$49,095
Gemini
FTX US
Kraken
Bullish
FTX
Coinbase
Binance

Note:
- Bullish data sourced from internal reporting; non-Bullish data sourced from CryptoCompare.
- Binance data above represents the BTC/USDT pair, given no BTC/USD pair available.
- Above data represents spot volumes from February 1 – 28; cut off at 9pm HKT.

© Bullish 2022, proprietary and confidential

07

Bullish generates revenue from liquidity pool trades, peer to peer trades, and margin loan interest, which is then split between the Bullish Exchange and liquidity pool depositors (including Bullish) Liquidity pool trades Trading Spreads and Transaction Fees – the Exchange earns a trading spread and/or a transaction fee (commission) from customers trading against Bullish’s Liquidity Pool Peer to peer trades Transaction Fees – the Exchange earns a transaction fee (commission) for trades that occur between customers on the Exchange Margin loans Interest – the Exchange earns interest charged on margin loans provided to customers Other The Exchange charges customers fixed fees for withdrawals of fiat or digital assets from their Bullish accounts to accounts held outside of the Exchange How Bullish generates revenue Bullish Business Update 0

New token listings Customer acquisition New geographies Product development Evolution through M&A Direct outreach and strategic partnerships Pipeline for trading and depositing customers Customer growth and product extension Higher revenue Bullish Liquidity Pool returns More third-party deposits Greater depth More customers Increased trading Fundamental drivers of the Bullish Exchange Bullish Business Update 0

Appendix

A Liquidity Pool Size $9,733,984 $9,733,984 $9,733,984 $9,733,984 $9,733,984 $9,733,984 INPUTS                     B Liquidity Pool ADV $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 Bullish Portion of Liquidity Pool 55% Liquidity Pool ADV as a % of Liquidity Pool Size 8% 10% 12% 14% 16% 18% G Third-Party Portion of Liquidity Pool 45%                   C Third Party Maker ADV $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 Bullish Take on Portion of Third-Party Asset Revenue 25% Third Party Maker ADV as a % of Liquidity Pool ADV 10% 10% 10% 10% 10% 10% H Third-Party Take on Portion of Third-Party Asset Revenue 75% Total ADV (B + C) $880,000 $1,100,000 $1,320,000 $1,540,000 $1,760,000 $1,980,000                   L Loan Utilization Percentage of Liquidity Pool 9.0% D Base Fee/Spread (bps) 8.0 8.0 8.0 8.0 8.0 8.0 M APR 20.8% + Dislocation Spread (bps) 8.4 8.4 8.4 8.4 8.4 8.4 N On/Off Ramp Fee (bps) 10 E Total Spread (bps) 16.4 16.4 16.4 16.4 16.4 16.4 O On/Off Ramp Size as % Liquidity Pool ADV 1%               F Liquidity Pool Gross Revenue (B x 365 x E) $477,532 $596,915 $716,298 $835,682 $955,065 $1,074,448 - Paid to Clients (F x G x H) 159,926 199,908 239,890 279,871 319,853 359,834 I Liquidity Pool Net Revenue $317,606 $397,007 $476,409 $555,810 $635,212 $714,613               J Third Party Maker Gross Revenue (C x 365 x D) $23,360 $29,200 $35,040 $40,880 $46,720 $52,560 - Paid to Clients (J x G x H) 7,823 9,779 11,735 13,691 15,647 17,602 K Third Party Maker Net Revenue $ 15,537 $19,421 $23,305 $27,189 $31,073 $34,958               P Lending Gross Revenue (A x L x M) $182,221 $182,221 $182,221 $182,221 $182,221 $182,221 - Paid to Clients (P x G x H) 61,026 61,026 61,026 61,026 61,026 61,026 Q Lending Net Revenue $121,195 $121,195 $121,195 $121,195 $121,195 $121,195               R On/Off Ramp (B x 365 x N x O) $2,920 $3,650 $4,380 $5,110 $5,840 $6,570 S Other Net Revenue 11,000 11,000 11,000 11,000 11,000 11,000               T Total Net Revenue (I + K + Q + R + S) $468,258 $552,273 $636,289 $720,305 $804,320 $888,336               U Expenses (T x (1 - V) $259,510 $287,894 $315,291 $342,688 $370,086 $397,483 V EBITDA Margin 44.6% 47.9% 50.4% 52.4% 54.0% 55.3%               EBITDA (T - U) $208,747 $264,379 $320,998 $377,616 $434,234 $490,853 Note: Dislocation spread based on annualized daily volatility of 70%. Financial statement presentation under IFRS may differ. EBITDA, a non-IFRS financial measure, is defined as earnings before interest, taxes, depreciation and amortization. No reconciliation to net income is provided because of the inherent difficulty in forecasting and quantifying certain amounts that would be necessary for such reconciliation. EBITDA margin is EBITDA expressed as a percentage of total net revenue as presented in the table. All figures in US$k, unless otherwise noted Illustrative P&L Sensitivity Detail Bullish Business Update